SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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NORTHEAST COMMUNITY BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Northeast Community Bancorp, Inc. Logo]

April 14, 2008

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of NorthEast Community Bancorp, Inc.  The meeting will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on Wednesday, May 21, 2008 at 1:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Officers and directors of the Company, as well as a representative of Beard Miller Company LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Kenneth A. Martinek

Kenneth A. Martinek
Chairman, President and
Chief Executive Officer

[Northeast Community Bancorp, Inc. Logo]

325 Hamilton Avenue
White Plains, New York  10601
(914) 684-2500
____________________

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
____________________

TIME AND DATE	1:00 p.m. on Wednesday May 21, 2008

PLACE	Westchester Marriott Hotel
670 White Plains Road
Tarrytown, New York

ITEMS OF BUSINESS	(1) To elect three directors to serve for a term of three years;

(2) To ratify the appointment of Beard Miller Company LLP as our independent registered public accounting firm for fiscal year 2008; and

(3) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 31, 2008.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy card or voting instruction card.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

/s/ Anne Stevenson-DeBlasi

Anne Stevenson-DeBlasi
Corporate Secretary
April 14, 2008

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

NORTHEAST COMMUNITY BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Northeast Community Bancorp, Inc. for the 2008 annual meeting of stockholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to Northeast Community Bancorp, Inc. as “Northeast Community Bancorp” the “Company,” “we,” “our” or “us.”

Northeast Community Bancorp is the holding company for Northeast Community Bank.  In this proxy statement, we may also refer to Northeast Community Bank as the “Bank.”

We are holding the 2008 annual meeting at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on Wednesday, May 21, 2008 at 1:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 14, 2008.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of Northeast Community Bancorp common stock that you owned as of the close of business on March 31, 2008.  As of the close of business on March 31, 2008, a total of 13,225,000 shares of Northeast Community Bancorp common stock were outstanding, including 7,273,750 shares of common stock held by Northeast Community Bancorp, MHC.  Each share of common stock has one vote.

The Company’s Charter provides that, until July 5, 2011, record holders of the Company’s common stock, other than Northeast Community Bancorp, MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Northeast Community Bancorp in one or more of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly in the Northeast Community Bank Employee Stock Ownership Plan or the Northeast Community Bank 401(k) Plan.

If your shares are registered directly in your name at our transfer agent, Registrar and Transfer Company, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Northeast Community Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, stockholders will elect three directors to each serve a term of three years.  In voting on the election of directors, you may vote in favor of all the nominees for director, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Beard Miller Company LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To ratify the appointment of Beard Miller Company LLP as our independent registered public accounting firm for 2008, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required.

Routine and Non-Routine Proposals.  The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine.  If a proposal is routine, a broker, bank or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker, bank or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when a broker, bank or other entity holding shares for an owner in street name is unable to vote on a particular proposal and has not received voting instructions from the owner.  The election of directors and the ratification of Beard Miller Company LLP as our independent accounting firm for 2008 are currently considered routine matters.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, abstentions will have the same effect as a vote against the proposal.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named on the enclosed proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.   The Board of Directors recommends that you vote for each of the nominees for director and for ratification of the appointment of Beard Miller Company LLP as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting,  the persons named on the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named on the proxy card on the new meeting date, provided you have not revoked your proxy.  We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not itself constitute revocation of your proxy.

Participants in the Bank’s ESOP or 401(k) Plan

If you participate in the Northeast Community Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold Company common stock through the Northeast Community Bank 401(k) Plan (the “401(k) Plan”), you will receive a voting instruction form for each plan in which you participate that reflects all shares that you may direct the trustee to vote on your behalf under such plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which the trustee has received timely voting instructions.  Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares in the Northeast Community Bancorp, Inc. Stock Fund credited to his or her account.  The trustee, subject to its fiduciary duties, will vote all shares for which no instructions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions.  The deadline for returning your voting instructions to each plan’s trustee is May 14, 2008.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of nine members, all of whom are independent under the listing requirements of The NASDAQ Stock Market, except for Kenneth A. Martinek, President and Chief Executive Officer of the Company and the Bank, Salvatore Randazzo, Executive Vice President and Chief Financial Officer of the Company and the Bank and Charles A. Martinek, Vice President and Internal Loan Review Officer of the Bank.  In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including consultant services provided to the Bank by director Kenneth H. Thomas.

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including:  the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of committees of the Board of Directors; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies the standing committees of our Board of Directors and their members as of December 31, 2007.  All members of each committee are independent in accordance with the listing requirements of The NASDAQ Stock Market.  The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors.  Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Investor Relations section of the Company’s website, www.necommunitybank.com.

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Diane B. Cavanaugh		X*	X
Arthur M. Levine	X*	X
John F. McKenzie	X
Harry (Jeff) A.S. Read	X
Linda M. Swan		X	X*
Kenneth H. Thomas			X
Number of Meetings in 2007	4	3	3
* Denotes Chairperson

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and reporting practices, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations.  The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence.  The Board of Directors has designated Arthur M. Levine as an audit committee financial expert under the rules of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and other executives.  Our Chief Executive Officer makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other executives.  Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee.  The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites.  In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating/Corporate Governance Committee

The Company’s Nominating/Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness and in developing and implementing the Company’s corporate governance guidelines.  The Nominating/Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of stockholders.

Minimum Qualifications.  The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

Candidates deemed eligible for election to the Board of Directors are evaluated by the Nominating/Corporate Governance Committee using the following criteria for selecting nominees:

•	financial, regulatory and business experience;
•	familiarity with and participation in the local community;
•	integrity, honesty and reputation in connection with upholding a position of trust with respect to customers;
•	dedication to the Company and its stockholders; and
•	independence.

The Nominating/Corporate Governance Committee will also consider any other factors the Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and the director’s independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

Identification.  For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank.  The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below.  The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation.  In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria described above.  If such individual fulfills these criteria, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Recommendations by Stockholders.  It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders.  To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Director Compensation

The following table provides the compensation received by individuals, other than our named executive officers listed in the “Summary Compensation Table”, who served as directors of the Company during the 2007 fiscal year.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Diane B. Cavanaugh	$29,500	$ –	$29,500
Arthur M. Levine	30,500	–	30,500
Charles A. Martinek	13,500	–	13,500(2)
John F. McKenzie	27,500	–	27,500
Linda M. Swan	30,000	–	30,000
Harry (Jeff) A.S Read	28,500	–	28,500
Kenneth H. Thomas	29,500	60,000(3)	89,500
(1)   Includes fees earned for service with the Company and the Bank.
(2)   Amount listed represents Mr. Charles Martinek’s total compensation for his services as a director in 2007.  He is also an employee of the Bank, but is not a named executive officer listed in the Summary Compensation Table.
(3)   Amount listed represents payment for work performed as a consultant to the Bank.

Cash Retainer and Meeting Fees for Non-Employee Directors. Each non-employee director of the Bank receives a $3,000 quarterly retainer plus $1,000 per meeting attended.  Non-employee directors also receive a $750 quarterly retainer plus $750 per meeting attended for their service on the Board of Directors of the Company, and $500 per meeting attended for service on committees of the Board of the Company.  Directors do not receive any fees for their service on the Board of Directors of Northeast Community Bancorp, MHC.  Directors who are also employees received the same fees as non-employee directors until such compensation was discontinued for employee directors beginning in July, 2007.

Directors’ Deferred Compensation Plan.  The Bank maintains the Northeast Community Bank Directors’ Deferred Compensation plan to provide director participants with a vehicle to defer fees until termination of service or a change in control.  Director participants may elect on or before December 31st of each year to defer all or part of their fees earned during the following year.  All deferrals are credited with interest on an annual basis at the prevailing rate payable by the Bank on its 60-month certificate of deposit.  Directors are fully vested at all times in their deferrals.  Directors must determine when their deferrals will be distributed at the time a deferral election is made.  Deferrals are also payable upon disability, termination of service, death, following a change in control or upon the occurrence of an unforeseeable emergency.  All distributions will be made in cash.

Outside Director Retirement Plan.  The Bank maintains the Northeast Community Bank Outside Director Retirement Plan to provide non-employee directors with long standing service with a supplemental retirement benefit.  All current non-employee directors are participants in the plan.  Participating directors are entitled to receive a retirement benefit calculated based on years of service and director fees paid during the 12 completed calendar months preceding a director’s termination of service multiplied by a vesting percentage. Participating directors with less than 10 years of service will receive no benefit under the plan.  Participating directors with 10 years but less than 15 years of service will receive a benefit based on 50% of the total directors fees paid during the 12 completed calendar months preceding the director’s termination.  Participating directors with 15 years but less than 20 years will receive 75% of the total directors fees paid during the 12 completed calendar months preceding the director’s termination.  Participating directors with 20 or more years of service will receive a benefit calculated using 100% of the director fees paid during the 12 months preceding the directors termination.  Participating directors vest in their retirement benefit at a rate of 20% per year for years of service after January 1, 2006.  The annual director retirement benefit is generally paid monthly over a 120-month period following the month in which a director terminates his service on the Board of Directors.  In the event a participating director dies while in pay status, the director’s beneficiary will receive his or her remaining installments beginning in the month immediately following the director’s death.  In the event a participating director is terminated in connection with a change in control (as defined in the plan), the director will receive a lump sum payment equal to the actuarial equivalent of the director’s monthly benefit.  In the event a participating director is removed from the Board of Directors for cause, the director will forfeit all rights and benefits under the plan.

Board and Committee Meetings

During 2007, the Board of Directors held 13 meetings.  Each of our current directors attended at least 90% of the Board meetings and the committee meetings on which such director served during 2007.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages each director to attend annual meetings of stockholders.  All directors attended the 2007 Annual Meeting of Stockholders.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees.  The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest.  Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.  A copy of the Code of Ethics and Business Conduct can be found in the Investor Relations section of the Company’s website, www.necommunitybank.com.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls and auditing matters.  These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.  The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

AUDIT RELATED MATTERS

Audit Committee Report

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The independent registered public accounting firm (“independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent accountants.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.  The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.  In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent accountants’ independence.  In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with their independence.

The Audit Committee discussed with the Company’s independent accountants the overall scope and plans for their audit.  The Audit Committee meets with the independent accountants, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent accountants are in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.  The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Audit Committee of the Board of Directors of
Northeast Community Bancorp, Inc.

Arthur M. Levine (Chairperson)
Harry (Jeff) A.S. Read
John F. McKenzie

Auditor Fees

           The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2007 and December 31, 2006 by Beard Miller Company LLP.

	2007	2006

Audit Fees(1)	$106,462	$176,681
Audit-Related Fees(2)	2,250	—
Tax Fees(3)	24,000	20,000
All other fees	—	—
(1)   Includes professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in Forms 10-Q, including out-of-pocket expenses. The fees for 2006 include $95,000 related to the Company’s initial public stock offering (Form S-1 filing and related comfort letter).
(2)   Consists of fees for accounting consultations in connection with acquisitions and asset sales.
(3)   Tax fees include the following: preparation of federal, state and city tax returns

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing and setting the compensation and overseeing the work of the independent auditor.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor to ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor.  Requests for services by the independent auditor must be specific as to the particular services to be provided.  The request may be made with respect to either specific services or a type of service for predictable or recurring services.  During the year ended December 31, 2007, all services provided by the independent auditor were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of March 31, 2008, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Northeast Community Bancorp, MHC 325 Hamilton Avenue White Plains, New York 10601	7,273,750	55.0%
Stilwell Value Partners IV, L.P., Stilwell Associates, L.P., Stilwell Value LLC, and Joseph Stilwell 26 Broadway, 23rd Floor New York, New York 10004	1,110,900(2)	8.4
Manulife Financial Corporation 200 Bloor Street East Toronto, Ontario, Canada M4W 1E5	679,900(3)	5.1
_______________________________________________
(1)	Based on 13,225,000 shares of the Company’s common stock outstanding and entitled to vote as of March 31, 2008.
(2)	Based on information contained in a Schedule 13D filed with the Securities and Exchange Commission on November 5, 2007.
(3)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2008.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group as of March 31, 2008.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting and investment power with respect to the shares shown.  All directors and executive officers as a group do not own over 1% of the Company’s outstanding shares based on 13,225,000 shares of the Company’s common stock outstanding and entitled to vote as of March 31, 2008.

Name	Number of Shares Owned (1)(2)

Susan Barile	3,138
Diane B. Cavanaugh	500
Arthur M. Levine	2,076(3)
Charles A. Martinek	6,778
Kenneth A. Martinek	31,809
John F. McKenzie	1,500
Salvatore Randazzo	5,297
Harry (Jeff) A.S. Read	5,031
Linda M. Swan	678
Kenneth H. Thomas	3,000(4)

All Executive Officers, Directors and Director Nominees, as a Group (10 persons)	59,807
(1)
Includes shares allocated to the account of individuals under the Bank’s ESOP with respect to which individuals have voting but not investment power as follows:  Susan Barile – 1,899 shares, Charles Martinek – 1,226 shares, Kenneth Martinek – 3,862 shares, and Salvatore Randazzo – 2,495 shares.

(2)
Includes shares held in trust in the 401(k) Plan as to which each individual has investment and voting power as follows: Ms. Barile – 1,239 shares, Mr. Charles Martinek – 552 shares, Mr. Kenneth Martinek – 27,947 shares and Mr. Randazzo – 2,802 shares.  These amounts reflect ownership units in the employer stock fund of the 401(k) Plan, which consists of both issuer stock and a reserve of cash.  The actual number of shares held by the individual may vary when such units are actually converted into shares upon distribution of the units to the individual.

(3)	Includes 1,076 shares held by Mr. Levine’s spouse as trustee.
(4)	Includes 370 shares held by Mr. Thomas’ spouse’s IRA.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Board of Directors of Northeast Community Bancorp is presently composed of nine members.  The Board is divided into three classes, each with three-year staggered terms, with one-third of the directors elected each year.  The nominees for election this year are Salvatore Randazzo, Harry (Jeff) A.S. Read and Linda M. Swan, all of whom are current directors of the Company and the Bank.

Unless you indicate on your proxy card that your shares should not be voted for certain directors, it is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named below.  If any nominee is unable to serve, the persons named on the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors.  Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.  The Board of Directors recommends a vote “FOR” the election of all nominees.

Information regarding the nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The age indicated in each nominee’s biography is as of December 31, 2007.  The indicated period of service as a director includes service as a director of the Bank.

Board Nominees for Terms Ending in 2011

Salvatore Randazzo has served as Executive Vice President and Chief Financial Officer of Northeast Community Bancorp since its formation in 2006.  He has served as Executive Vice President and Chief Financial Officer of Northeast Community Bank since 2002.  Mr. Randazzo joined the Bank as senior accountant in 1997.  Age 40.  Director since 2003.

Harry (Jeff) A.S. Read has been a registered investment adviser with Geneos Wealth Management, Inc. since January 2006.  From January 2004 to December 2005, Mr. Read served as a registered investment adviser with Financial Network Investment Corp., an ING company.  Before serving with Financial Network Investment Corp., Mr. Read worked as a registered investment adviser with Allmerica Financial of Worcester, MA, for over twenty years.  Mr. Read has served several terms in the Massachusetts House of Representatives.  Age 71.  Director since 2005.

Linda M. Swan is a retired Director of the Corporate Activities Division of the Office of Thrift Supervision.  Age 58.  Director since 1991.

Directors with Terms Ending in 2009

Diane B. Cavanaugh is an attorney.  Age 51.  Director since 1992.

Charles A. Martinek has served as Vice President and Internal Loan Review Officer of Northeast Community Bank since May, 2007.  Prior to that time, Mr. Martinek served as a commercial loan officer with the Bank since 2001, and as an assistant vice president since 2002.  Before serving with the Bank, Mr. Martinek was a quality control analyst with C. Cowles & Co.  Mr. Martinek is also the owner of Martinek Investment Properties, LLC.  Mr. Martinek’s brother, Kenneth Martinek, also serves on the Board of Directors.  Age 46.  Director since 2002.

Kenneth H. Thomas has been an independent bank analyst and consultant since 1969 and has been President of K.H. Thomas Associates, LLC since 1975.  Mr. Thomas holds a Ph.D. in Finance from the Wharton School and has written extensively on the Community Reinvestment Act of 1977.  Age 60.  Director since 2001.

Directors with Terms Ending in 2010

Kenneth A. Martinek has served as Chairman of the Board, President and Chief Executive Officer of Northeast Community Bancorp since its formation in 2006.  He has served with Northeast Community Bank since 1976 and has been the President and Chief Executive Officer of the Bank since 1991.  Mr. Martinek was first elected as a director of the Bank in 1983 and was appointed Chairman of the Board in 2002.  Mr. Martinek’s brother, Charles A. Martinek, also serves on the Board of Directors.  Age 55.

Arthur M. Levine is a certified public accountant and Managing Member of the accounting firm A.L. Wellen & Co.  Age 73.  Director since 1995.

John F. McKenzie is a retired insurance executive.  Prior to his retirement in early 2008, Mr. McKenzie was the owner of an insurance agency in Orange, Connecticut, providing multiline personal and commercial insurance products.  Age 64.  Director since November 2006.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Beard Miller Company LLP to be its independent registered public accounting firm for the 2008 fiscal year, subject to ratification by stockholders.  A representative of Beard Miller Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of Beard Miller Company LLP is not approved by the stockholders at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Beard Miller Company LLP as the Company’s independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2007.  These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary	Bonus	All Other Compensation(1)	Total

Kenneth A. Martinek	2007	$251,675	$ –	$35,730	$287,405
President and CEO	2006	235,750	–	57,185	292,935

Salvatore Randazzo	2007	152,611	10,350	28,699	191,660
Executive Vice President and Chief Financial	2006	138,000	–	44,732	182,733
Officer

Susan Barile	2007	129,791	12,500	12,689	154,980
Executive Vice President and Chief Mortgage Officer
(1)
Amounts do not include perquisites which, in the aggregate, were less than $10,000 for each named executive officer.  For Mr. Martinek, Mr. Randazzo and Ms. Barile, amounts in 2007 include allocations under the ESOP of $22,230, $15,199 and $12,689, respectively.  For Mr. Martinek and Mr. Randazzo, amounts in 2007 also include director fees of $13,500 each.

Employment Agreements.  The Company and the Bank each maintain employment agreements with Kenneth A. Martinek and Salvatore Randazzo.  The employment agreements with the Company and the Bank for each executive, which have essentially identical terms, provide that the Company will make any payments not made by the Bank, but the executives will not receive any duplicative payments.  The Company and the Bank have also entered into an employment agreement with Susan Barile.  Ms. Barile’s employment agreement provides that the Company will make any payments not made by the Bank.  Mr. Martinek, Mr. Randazzo and Ms. Barile are also referred to below as the “executives” or the “executive.”

The employment agreements with the executives provide for three-year terms, subject to annual renewal by the board of directors.  The current base salaries under the employment agreements are $265,750 for Mr. Martinek, $170,000 for Mr. Randazzo and $140,000 for Ms. Barile.  The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and fringe benefits, including an automobile allowance for each executive.

Under the terms of the agreements, the executives are subject to a one year non-compete if they terminate their employment for good reason (as defined in the agreement) or if the they are terminated without cause (as defined in the agreement).  This non-compete provision shall not apply if the executives are terminated within one year of a change of control.

See “Other Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive under their employment agreements upon retirement or termination of employment.

Retirement Benefits

Supplemental Executive Retirement Plan.  Under the supplemental executive retirement plan, upon termination of employment on or after the normal retirement age of 65, Messrs. Martinek and Randazzo each receive an annual retirement benefit equal to fifty percent (50%) of average base salary over the three-year period preceding termination of employment.  Upon termination on or after age 60 and upon completing a minimum of 20 years of service, Messrs. Martinek and Randazzo may receive an early retirement benefit equal to the normal retirement benefit, reduced by .25% for each month by which the executive’s age at termination is less than age 65.  The early or normal retirement benefit is payable in equal monthly installments for the greater of the executive’s lifetime or 15 years following retirement.  See “Other Potential Post-Termination Benefits” for payments that Mr. Martinek and Mr. Randazzo may receive under this plan upon termination of employment for reasons other than retirement.

Other Potential Post-Termination Benefits

Payments Made Upon Termination for Cause.  Under the employment agreements, an executive who is terminated for cause will receive base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Termination without Cause or for Good Reason.  If the Bank and the Company terminate the executives for reasons other than cause, or if the executives terminate voluntarily under certain circumstances outlined in the agreements that constitute constructive termination, the executives, or their beneficiaries should they die prior to receipt of payment, each receive an amount equal to their base salary and employer contributions to benefit plans payable for the remaining term of the agreement.  The Bank and the Company also agree to continue and/or pay for the executives’ life, health and dental coverage for the remaining term of the agreements.

Payments Made Upon Disability.  If the executives become disabled, the Bank and the Company agree to provide them with monthly disability pay equal to 75% of their monthly base salaries (50% of monthly base salary in the case of Ms. Barile) for a period ending on the earliest to occur of (1) a return to full-time employment with the Bank and the Company; (2) death; (3) attainment of age 65; or (4) the expiration of the agreement.  The disability payments under the agreement would be reduced, however, by the amount of any short- or long-term disability benefits that would become payable to the executives under the terms of any disability insurance programs sponsored by the Bank and the Company.

In the event of termination due to disability, Mr. Martinek and Mr. Randazzo will receive the early retirement benefit or normal retirement benefit due under the supplemental executive retirement plan if they have reached age 60 or 65, respectively, prior to termination.  If they have not attained early retirement age prior to termination due to disability, they will receive a benefit equal to their accrued benefit under the plan as of the date of termination.

Payments Made Upon Death.  Upon the death of an executive, the executive’s employment agreement terminates and the executive’s beneficiary will receive base salary and accrued benefits through the last day of the month of death.

The supplemental executive retirement plan provides that upon the death of Mr. Martinek or Mr. Randazzo while actively employed, they, or their beneficiary, would receive an actuarially equivalent lump sum benefit, calculated as if the executive had attained age 65 prior to termination of employment.

Payments Made Upon a Change in Control.  Under the employment agreements, if an executive is involuntarily or constructively terminated within one year of a change in control (as defined in the agreements), the executive will receive a severance payment equal to three times his or her average annual compensation over the five preceding years, as well as continued life, medical and dental benefits for three years following termination of employment.

The benefits provided to the executives under the employment agreements upon a change in control are limited to avoid adverse tax consequences to the Company and the Bank under Section 280G of the Internal Revenue Code of 1986.  The “280G Limits” provide that total payments and benefits to the executives that are contingent upon a change in control shall not equal or exceed in the aggregate three times the individual’s average annual taxable income over the five preceding years.

The supplemental executive retirement plan provides that upon termination in connection with a change in control Mr. Martinek and Mr. Randazzo or their beneficiary, would receive an actuarially equivalent lump sum benefit, calculated as if they had attained age 65 prior to termination of employment. All benefits received under this plan count towards the executives’ 280G Limits.

Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan.  After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by us on the date immediately preceding the effective date of the change in control.  The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred.  Payments under our employee stock ownership plan do not count towards the executives’ 280G Limits.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange

Commission.  These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2007, except for one Form 4 relating to one purchase that was filed late by director Read.

Policies and Procedures for Approval of Related Persons Transactions

We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons.  Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $25,000 in any calendar year;
•	the Company is, will, or may be expected to be a participant; and
•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;
•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and
•
any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions are reviewed by the Audit Committee for the purpose of determining if the transactions are fair, reasonable and within Company policy and should be ratified and approved.  In determining whether to approve or ratify such transactions, the Audit Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;
•	the size of the transaction and the amount of consideration payable to the related person;
•	the nature of the interest of the related person;
•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the decision to recommend approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees.  Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place.

From time to time, the Bank makes loans and extensions of credit to its executive officers and directors, and members of their immediate families.  Such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and do not involve more than the normal risk of collectibility or present other unfavorable features.  These loans were performing according to their terms at December 31, 2007.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other transactions wit
h related person to determine whether the transactions are fair, reasonable and within Company policy and should be ratified and approved.  Also, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company.  Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

SUBMISSION OF BUSINESS PROPOSALS AND
STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 16, 2008.  If next year’s annual meeting is held on a date more than 30 calendar days from May 21, 2009, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting.  However, if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice of stockholder nominations or proposals must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made.  A copy of the bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors.  All communications from stockholders should be addressed to Northeast Community Bancorp, Inc., 325 Hamilton Avenue, White Plains, New York 10601.  Communications to the Board of Directors should be in the care of Anne Stevenson-DeBlasi, Corporate Secretary.  Communications to individual directors should be sent to such director at the Company’s address.  Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chairperson of the particular committee, with a copy to Linda M. Swan, the Chair of the Nominating/Corporate Governance Committee.  It is in the discretion of the Nominating/Corporate Governance Committee whether any communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been included with this proxy statement.  Any stockholder as of March 31, 2008, who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anne Stevenson-DeBlasi

Anne Stevenson-DeBlasi
Corporate Secretary

White Plains, New York
April 14, 2008

REVOCABLE PROXY
NORTHEAST COMMUNITY BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

May 21, 2008
1:00 p.m., Local Time
_______________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Northeast Community Bancorp, Inc. (the “Company”), consisting of Diane B. Cavanaugh, Arthur M. Levine, Charles A. Martinek, Kenneth A. Martinek, John F. McKenzie and Kenneth H. Thomas, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 21, 2008 at 1:00 p.m., local time, at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Salvatore Randazzo, Harry (Jeff) A.S. Read and Linda M. Swan

	VOTE	FOR ALL
FOR	WITHHELD	EXCEPT

☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Beard Miller Company LLP as independent registered public accounting firm of Northeast Community Bancorp, Inc. for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed.  If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Dated:
SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign but only one signature is required.

_____________________________

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

VOTING INSTRUCTION CARD
NORTHEAST COMMUNITY BANCORP, INC. – 401(K) PLAN
ANNUAL MEETING OF STOCKHOLDERS

May 21, 2008
1:00 p.m., Local Time
_______________________________

The undersigned hereby directs the Trustee(s) to vote all shares of common stock of Northeast Community Bancorp, Inc. (the “Company”) credited to the undersigned’s account(s), for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 2008 at 1:00 p.m., local time, at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York and at any and all adjournments thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Salvatore Randazzo, Harry (Jeff) A.S. Read and Linda M. Swan

	VOTE	FOR ALL
FOR	WITHHELD	EXCEPT

☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Beard Miller Company LLP as independent registered public accounting firm of Northeast Community Bancorp, Inc. for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Date:
Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING
INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

VOTING INSTRUCTION CARD
NORTHEAST COMMUNITY BANCORP, INC. – ESOP
ANNUAL MEETING OF STOCKHOLDERS

May 21, 2008
1:00 p.m., Local Time
_______________________________

The undersigned hereby directs the Trustee(s) to vote all shares of common stock of Northeast Community Bancorp, Inc. (the “Company”) credited to the undersigned’s account(s), for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 2008 at 1:00 p.m., local time, at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York and at any and all adjournments thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Salvatore Randazzo, Harry (Jeff) A.S. Read and Linda M. Swan

	VOTE	FOR ALL
FOR	WITHHELD	EXCEPT

☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Beard Miller Company LLP as independent registered public accounting firm of Northeast Community Bancorp, Inc. for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Date:
Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING
INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.